Corporate Overview JULY 2026 Exhibit 99.1

Disclaimer 2 This presentation by Contineum Therapeutics, Inc. (“Contineum”, “We” or “Our) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including without limitation statements regarding our future results of operations and financial position, timing, progress and expected results of our clinical trials and our product development efforts, the pharmacological properties, safety, efficacy, tolerability and therapeutic potential of our drug candidates, our business strategy and prospects, research and development costs, timing and likelihood of success, the size of the market opportunities, as well as plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that are in some cases beyond our control and may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The words “anticipate,” “believe,” contemplate,” “continue” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this presentation are only predictions and represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we cannot guarantee that the future results, advancements, discoveries, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These risks and uncertainties, include, but are not limited to, the following: the Company is heavily dependent on the success of PIPE-791 and PIPE-307, both of which are in the early stages of clinical development, and neither of these drug candidates may progress through clinical development or receive regulatory approval; the results of earlier preclinical studies and clinical trials, including those conducted by third parties, may not be predictive of future results and unexpected adverse side effects or inadequate efficacy of the Company’s drug candidates may limit their development, therapeutic indications, regulatory approval and/or commercialization; the timing and outcome of research, development and regulatory review is uncertain; the FDA or comparable foreign regulatory authorities may disagree as to the design or implementation of our proposed clinical trials; clinical trials and preclinical studies may not proceed at the time or in the manner expected, or at all; the Company may use its capital resources sooner than expected and they may be insufficient to allow the Company to achieve its anticipated milestones; the potential for the Company’s programs and prospects to be negatively impacted by developments relating to the Company’s competitors, including the results of studies or regulatory determinations relating to the Company’s competitors; risks associated with reliance on third parties to successfully conduct clinical trials; the Company’s reliance, pursuant to a global license and development agreement, upon Janssen Pharmaceutica NV, a Johnson & Johnson company, to develop, in its sole discretion, PIPE-307 for relapsing-remitting multiple sclerosis, MDD or for any other indication; the restrictions contained in the Company’s global license and development agreement with Janssen Pharmaceutica NV limiting the Company’s access to, and restricting the Company from disclosing, certain information regarding the development of PIPE-307; the Company has incurred significant operating expenses since inception and it expects that its operating expenses will continue to significantly increase for the foreseeable future; the Company’s ability to operate in a competitive industry and compete successfully against competitors that have greater resources than the Company does; the Company may be unable to obtain, maintain and enforce intellectual property protection for its technology and drug candidates; and unstable market and economic conditions and military conflict may adversely affect the Company’s business and financial condition and the broader economy and biotechnology industry. Additional risks and uncertainties that could affect the Company’s business, operations and results are included under the captions, “Risk Factors” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's periodic filings and in other filings that the Company makes with the Securities and Exchange Commission (SEC) from time to time, which are available on the Company’s website at www.contineum-tx.com under the Investor section and on the SEC’s website at www.sec.gov. Accordingly, readers should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation contains estimates, projections and other information concerning our industry, our business and the markets for our product candidates, including data regarding the estimated size of such markets and the incidence of certain medical conditions. We obtained the industry, market and similar data set from our internal estimates and research, including surveys and studies we have sponsored and/or conducted, and from published studies from third parties, including governmental agencies. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3 Pioneering differentiated small molecule therapies for diseases with significant unmet need Focused execution LEAD PROGRAM PIPE-791 LPAR1 antagonist for IPF CLINICAL VALIDATION across key programs, STRONG IP for lead programs LARGE TAMs with significant unmet need in idiopathic pulmonary fibrosis (IPF), chronic pain, and major depressive disorder (MDD) MULTIPLE SHOTS-ON-GOAL with clinically-validated targets (LPAR1, M1R) J&J PARTNERSHIP VALIDATES both platform quality and target identification abilities DISCIPLINED CAPITAL allocation Projected CASH RUNWAY THROUGH MID-2029 (with existing cash and cash equivalents) expected to support key milestones

4 Balanced Pipeline, Clinical Validation of IPF and MDD Targets Drug Candidate Mechanism Program Preclinical Phase 1 Phase 2 Phase 3 Worldwide Rights PIPE-791 LPAR1 Antagonist IPF PIPE-791 LPAR1 Antagonist Chronic Pain CTX-343(1) LPAR1 Antagonist Peripheral PIPE-307(2) (JNJ-5120) M1R Antagonist MDD Discovery Programs Various Undisclosed (1) The Company has made a strategic decision to defer further clinical development for its CTX-343 program until funding is obtained to specifically move this program forward. (2) Janssen Pharmaceutica NV has sole discretion whether or not to further develop PIPE-307 for MDD or any other indication. All assets were internally developed

5 PIPE-791 Has Broad Therapeutic Potential Other Fibrotic Diseases Chronic Pain IPF (Lead program) Progressive Pulmonary Fibrosis (PPF) Portfolio in a Pill A differentiated, brain penetrant LPAR1 antagonist PIPE-791

THE ONLY brain penetrant LPA1 antagonist A structurally differentiated oral, small molecule Chronic Pain Potential to address pain and quality of life Novel, non-opioid mechanism targeting peripheral and central sensitization Favorable safety and compelling early efficacy signals Ongoing evaluation to assess next steps Pulmonary Fibrosis Potential best-in-disease molecule High and sustained target coverage, favorable safety and tolerability Ideal backbone for combination treatment Continued lead program execution Unlocking a differentiated opportunity in pulmonary fibrosis 6 PIPE-791

Potential BEST-IN-DISEASE treatment for halting disease progression The ONLY low dose, 1x daily oral small molecule in clinical development for IPF IP COVERAGE Through 2042 7 Idiopathic Pulmonary Fibrosis PIPE-791

PIPE-791: Potential Best-in-Disease Treatment for IPF

STRONG **Clinical Validation**	+	HIGHLY **Differentiated Profile**
Clinical Validation in IPF/PPF		**Efficacy** High and sustained target engagement
2 Phase 2 Clinical Trials completed in IPF/PPF (BMS)[1]		**Safety/Tolerability** Improved tolerability, no safety observations in vitals, no clinically relevant orthostatic events, ECG, or telemetry (3 completed Phase 1 studies)
2 Phase 3 Clinical Trials underway in IPF/PPF (BMS)[2]		**Convenience** 1x daily oral, no titration

(1) https://clinicaltrials.gov/study/NCT07284459 and https://clinicaltrials.gov/study/NCT04308681.
(2) https://clinicaltrials.gov/study/NCT06003426 and https://clinicaltrials.gov/study/NCT06025578.

8
CONTINEUM

9 PIPE-791: The Ideal Once Daily Backbone for Combination Treatment in IPF Emerging MOAsAntifibrotic standard of care Future agents No Combination Therapy Has Been Established in IPF Favorable safety and tolerability Enables potential for robust efficacy in combination No GI tolerability issues, cough, rash, or liver enzyme elevations Avoids issues of currently approved antifibrotics High, sustained target coverage ≥90% receptor occupancy 1x daily oral, no dose titration Simple to add to existing regimens Opportunity for a Foundational Molecule for Combination Therapy

10 Significant Developments and Potential Derisking of Therapies for IPF BMS ALOFT-PPF Phase 3 Readout Others Multiple Phase 2 Readouts (IPF and PPF) 2027 Others ALOFT-IPF Estimated trial completion 4Q26 PIPE-791 (IPF) Patient dosing initiated for global Phase 2 trial Estimated trial completion in June 2028 1Q26

11 +$4B Current Market(1) Significant Need for Differentiated Treatments (1) Boehringer Ingelheim press release March 29, 2023; Roche Holdings, Inc. 2022 Annual Report. (2) NIH - https://pmc.ncbi.nlm.nih.gov/articles/PMC3947240/ Current therapies have tolerability and efficacy limitations No approved drugs halt disease progression (3 FDA approved therapies) 130K+ patients in the US(2) 3M patients globally(2) IPF

IPF: A Long and Difficult Patient Journey

Rare, Progressive Interstitial Lung Disease with Unknown Etiology



Declining lung function
~2 years to diagnosis
Unpredictable disease progression
Variable treatments

60% - 80%

of patients die from respiratory failure within 5 years[(1)]

~43% of patients discontinue treatment[(2)]



Prognosis for overall survival is worse than many forms of cancer

(1) Within five years of diagnosis; Clin Respir J. 2022;16:84–96.
(2) (mean <1 yr) (Dempsey et al., Ann Am Thorac Soc 2021)

12

Blocking LPAR1 Inhibits Several Steps in the Fibrosis Pathway 13 Injury Increases LPA production and LPAR1 expression LPAR1 activation Promotes recruitment of fibroblasts and collagen secretion leading to fibrosis and restrictive lung disease LPA-induced endothelial barrier breakdown Promotes further inflammation Well understood pathway and target biology

LPAR1 Is a Clinically Validated Target in IPF and PPF 14 Two BMS Therapies Slowed the Rate of Decline in Forced Vital Capacity (FVC) in Phase 2 26-week Trials • 600 mg BID shows disease stabilization • Severe off-target hepatobiliary toxicity led to early trial termination • Dose-dependent slowing of FVC decline at 26 weeks Palmer, Chest, 2018 • Off-target toxicity identified and removed in 2nd generation • Slowing of FVC decline at 26 weeks seen only with 60 mg BID -140 -120 -100 -80 -60 -40 -20 0 Corte, ATS, 2023 M e a n C h a n g e F ro m B a se li n e F V C ( m L ) -140 -120 -100 -80 -60 -40 -20 0 BMS-986020 (n=143) wo background anti-fibrotics IPF BMS-986278 (n=276) w/wo background anti-fibrotics IPF BMS-986278 (n=123) w/wo background anti-fibrotics PPF Placebo 30 BID 60 BID Our Opportunity: Improve an already clinically validated drug mechanism

PIPE-791: A Potent, Selective, and "Sticky" LPAR1 Antagonist

PIPE-791 Demonstrated Dose-Dependent Lung LPAR1 Occupancy, Well Defined Therapeutic Concentration

***In Vivo* Lung LPAR1 Occupancy**



%LPA1 Occupancy (lung)
150
100
50
0
(50)
0.1 0
1
10
100
1,000
Plasma (ng/mL)
EC_{50} = 9 ng/mL
EC_{90} = 24 ng/mL
Therapeutic Concentration Range

Very Slow On/Off with Long Receptor Residence Time

***In Vitro* Pharmacology**

Properties	*In Vitro* Profile
Radioligand Binding Ki (nM)	0.752
K_{off} (min^{-1})	0.00133
LPA1 Ca^{2+} Mobilization (nM, 24h)	9.9

Clinically translatable model to establish **target-occupancy relationship** to de-risk dose selection

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CONTINEUM

16 PIPE-791 Treatment Reduced Injury-Stimulated Lung Collagen *p<0.05 versus vehicle L u n g C o ll a g e n ( u g /l u n g ) 1,500 1,000 500 0 Control Vehicle 0.03 0.3 3 PIPE-791 (mg/kg, po) +Bleomycin * * Total Pulmonary Collagen Maximal Effect Observed Using 0.3 mg/kg with Once Daily Dosing Bleomycin-induced in vivo lung fibrosis model LPAR1 Occupancy Effect Relationship 0.3 mg/kg Achieves >90% Receptor Occupancy PIPE-791, mg/kg 0.10.001 100.01 1 0.3 mg/kg > 90% LPA1 coverage % L P A 1 O c c u p a n c y ( lu n g ) 90% occupancy is key to maximizing efficacy 40% reduction in lung collagen High receptor occupancy at trough drives maximal efficacy

17 Favorable Phase 1 Safety and Tolerability in Healthy Volunteers M1: 1mg D x 7d M2: 3mg D x 7d M3: 10mg D x 14d NO dose-limiting AEs or toxicity observed NO notable changes in clinical laboratory observed NO safety observations in vital signs, ECG or telemetry observed Treatment Emergent AEs Reported in ≥ 2 subjects AE (# of Subjects) Placebo SAD 1 SAD 2 SAD 3 SAD 4 MAD 1 MAD 2 MAD 3 Abdominal pain 1 1 Nasal congestion 1 1 URI 1 2 Rhinitis 1 1 Headache 1 1 3 1 Back pain 1 2 ADVERSE EFFECTS Multiple-Ascending Dose Cohorts (n=8 per cohort; 6 active, 2 placebo) Single-Ascending Dose Cohorts (n=8 per cohort; 6 active, 2 placebo) S4: 20mg D x 1d S3: 10mg D x 1d FED S1: 1mg D x 1d S2: 5mg D x 1d S3: 10mg D x 1d TRIAL SCHEMA

18 PIPE-791 Exhibits Strong Receptor Occupancy and Target Engagement (1) Internal data and computations. Overlaid with occupancy data from PIPE-791 PET trial. Phase 1 HV MAD Exposures(1) *168h resultsTime Since Dosing (in hours) P IP E -7 9 1 ( n g /m L ) 3 mg MAD, D7 10 mg MAD, D14 1 mg MAD, D7 50% RO* 90% RO* PET Trial Powerful differentiation 1 mg dose achieves >90% receptor occupancy with 1x daily dosing

A robust, well-controlled Phase 2 clinical trial is underway 19 PIPE-791 Clinical Development Plans in IPF (1) https://clinicaltrials.gov/study/NCT07284459 Primary Outcome Measures Absolute change in forced vital capacity (FVC) from baseline through week 26 Secondary Outcome Measures Safety and tolerability Estimated trial completion in June 2028 Phase 2 Global, Double-Blind, Placebo Controlled, Multi-Center Trial(1) Approximately 324 subjects Global trial initiated in December 2025; Actively recruiting 1:1:1 Randomization Placebo (N=108) PIPE-791 Dose A (N=108) PIPE-791 Dose B (N=108)

Opportunity to address PAIN AND QUALITY OF LIFE A potential DIFFERENTIATED non- opioid treatment for patients DERISKS the safety and tolerability profile of the IPF program 20 Chronic Pain PIPE-791

21 LPA is an important factor in chronic pain… …and the only way to get to it is with a brain penetrant molecule PIPE-791 The ONLY Brain Penetrant LPAR1 Antagonist Non opioid Non sedating Addresses peripheral and central sensitization

22 Novel Approaches Are Needed to Reduce Chronic Pain (1) CDC - https://www.cdc.gov/arthritis/osteoarthritis/index.html (2) NIH - Prevalence and interference of neuropathic pain in the quality of life in patients with knee osteoarthritis - PMC (3) NIH - https://www.ncbi.nlm.nih.gov/books/NBK586768/ (4) NIH - https://pmc.ncbi.nlm.nih.gov/articles/PMC5738313/ • Current treatments considered suboptimal and are limited for patients with OA and LBP • OA and LBP are both clinically linked to possible involvement of the LPAR1/LPA pathway • LPA pathways have been specifically implicated in neuropathic preclinical pain models and clinical biomarker studies OSTEOARTHRITIS (OA) LOW BACK PAIN (LBP) 33M(1) Patients in the U.S. 45M(3) 15% - 25%(2) % of Patients with Neuropathic Pain 20% - 55%(4)

23 Potential to Modify Maladaptive Changes Associated with Pain PIPE-791 Central Action Inflammatory microglia within the spinal cord LPA drives sensitization of this pathway through peripheral and central mechanisms Mechanism – altered afferent excitability LPA Levels Increase Following Nerve Injury (Correlates with pain intensity and disease severity) Peripheral Action Peripheral nociceptors and Schwann cells PIPE-791 blocks here LPA release LPA1 receptor activation Peripheral sensitization Central sensitization Nerve Injury

PIPE-791 Phase 1B Chronic Pain Clinical Trial Schema[(1)]

Randomized, Double-Blind, Placebo-Controlled, 4-week Crossover Trial

- 43 patients - 23 with chronic osteoarthritis pain (COAP), 20 with chronic lower back pain (CLBP)
- Primary endpoint for safety & tolerability
- Multiple exploratory endpoints for pain assessment



Treatment Period 1 (TP1)
Treatment Period 2 (TP2)
Wash-out
Run-in (baseline)
PIPE-791 (10 mg, QD)
Placebo
Crossover Placebo
PIPE-791 (10 mg, QD)
Safety Follow-up
14 days
7 day
28 day
28 day
V1
V2
V3
V4
V5
V6
V7
V8
V9
V10
V11
COAP, n = 22
CLBP, n = 20
(2)
COAP, n = 21
CLBP, n = 19
(3)

(1) https://clinicaltrials.gov/study/NCT06810245
(2) A single participant with COAP (assigned to Placebo/PIPE 791) withdrew consent in TP1 and is not included in the TP1 full analysis set.
(3) Two participants (one with COAP and one with CLBP, both assigned to PIPE-791/Placebo) discontinued treatment in TP1, never received placebo in TP2 and are not included in the TP2 full analysis set.

24

CONTINEUM

Favorable Safety and Tolerability, Consistent Improvement Across Multiple Pain Measures 25 • Favorable profile at the 1x daily 10mg oral dose — the largest patient population and longest treatment duration studied to date at highest MAD dose • Most treatment-emergent adverse events (TEAEs) were mild to moderate; no serious adverse events (SAEs) reported • No meaningful changes in vital signs, blood pressure, or clinically-relevant orthostatic events SAFETY & TOLERABILITY • Encouraging trends across multiple exploratory endpoints for pain and functional patient- reported outcomes, particularly for COAP • Patients showed numerical improvements from baseline in weekly average of daily pain and worst pain on the 11-point Pain-Intensity Numerical Rating Scale (PI-NRS). • Consistently numerically outperformed placebo in reducing COAP EFFICACY (EXPLORATORY) PIPE-791 Phase 1B Chronic Pain Trial Data supports further evaluation of development of PIPE-791 for the potential treatment of chronic pain

26 PIPE-791 Demonstrated a Favorable Safety & Tolerability Profile in the Phase 1B Chronic Pain Trial *PIPE-791 and Placebo positions reverse following End of TP1 as treatment assignments switch between periods in this crossover design. S y st o li c B P ( m m H g ) 160 140 120 100 Baseline Day 8 Day 36End of TP1* End of TP2 PIPE-791 Placebo PIPE-791 PIPE-791 PIPE-791 PIPE-791Placebo Placebo Placebo Placebo • Most common TEAEs were headache (n=3) and fatigue (n=2) • NO clinically meaningful changes in laboratory values and ECG findings across treatment groups • NO clinically meaningful changes in vital signs, including mean changes in BP or clinically-relevant orthostatic events Derisks the safety and tolerability profile of our IPF program

STRUCTURALLY DIFFERENTIATED oral small molecule THE ONLY brain penetrant LPA1 antagonist UNLOCKS a differentiated opportunity 27 Portfolio in a Pill PIPE-791

Admilparant (BMS-986278)

Multiple Potential Limitations

DESIGN	
CNS Penetrant	No (Peripheral only)

IPF	
Target Coverage	Suboptimal
Slow On/Off	No
Hypotension Risk	Yes
Dose Titration	Required in previous studies
Dosing	2x per day

CHRONIC PAIN	
Pain Indication Pursued	No
Pain Mechanism Coverage	Peripheral

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CONTINEUM

IPF Target Coverage High and sustained Slow On/Off Yes Hypotension Risk None observed Dose Titration No Dosing 1x per day 29 Highly Differentiated DESIGN CNS Penetrant Yes (Confirmed in vivo) CHRONIC PAIN Pain Indication Pursued Yes Pain Mechanism Coverage Peripheral and central PIPE-791

A selective M1R antagonist with a clinically validated mechanism $1 billion partnering agreement 30 Depression PIPE-307

PIPE-307 (JNJ-5120) Highlights

DEAL TERMS

$50M
Upfront cash

$25M
Equity investment

>$1B
Total milestones

Royalties
Low-double digit → high-teens % of net sales
(if approved)

Contineum retains opt-in right to co-fund Phase 3 for increased royalty rates

MARKET OPPORTUNITY

Johnson&Johnson

280M[1]
Patients globally

Existing therapies offer only partial response – significant unmet need remains

CLINICAL PROGRESS

Phase 2 Moonlight-1 Trial
107 adult participants; primary endpoint: MADRS score change from baseline to Day 5

Phase 1 - Safety Profile
No dose-limiting AEs, no vital-sign changes, no ECG findings, no cognitive effects

Target Engagement Confirmed
PET imaging validated brain receptor uptake at pharmacologically active doses

Validated Mechanism
Selective M1R antagonist; scopolamine PoC demonstrated rapid, robust antidepressant effect

(1) WHO – http://www.who.int/health-topics/depression#tab=tab_2

31

CONTINEUM

32 PORTFOLIO IN A PILL Focused Execution of PIPE-791 Lead Program Highly differentiated Clinical validation Large TAMs Disciplined capital allocation Cash runway through mid-2029